UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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BLOOM ENERGY CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Special Meeting of Shareholders to be held on June 16, 2020

Bloomenergy

Bloom Energy
4353 North First Street
San Jose, CA 95134

T 408 543 1500
F 408 543 1501

info@bloomenergy.com
www.bloomenergy.com

© Bloom Energy Corporation 2020. All Rights Reserved.

 4353 North First Street
San Jose, California 95134

Notice of Special Meeting of Stockholders
Dear Stockholders:
You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Bloom Energy Corporation, a Delaware corporation (the “Company” or “Bloom Energy”). The Special Meeting will be a virtual meeting, which will be conducted via webcast.

Date and Time June 16, 2020 1:00 p.m. Pacific Time

Location Online at www.virtualshareholdermeeting.com/BE2020SM

Who Can Vote
Only stockholders of record as of the close of business on May 12, 2020 are entitled to notice of, and to vote at, the meeting and any adjournments, continuations or postponements thereof.

How to Vote

Internet www.proxyvote.com

Telephone 1-800-690-6903

Mail Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope

Voting Items
Proposals to be voted on at the Special Meeting:
Proposal	Board Vote Recommendation	For Further Details
1.  To approve, in accordance with Section 312.03 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021.
	FOR	Page 10
2.  To approve, in accordance with Section 312.03 of the NYSE Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021 held by New Enterprise Associates 10, Limited Partnership, KPCB Holdings, Inc. and Foris Ventures, LLC.
	FOR	Page 12
3.  To approve, in accordance with Section 312.03 of the NYSE Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s Amended and Restated Subordinated Secured Convertible Note held by Constellation NewEnergy, Inc.
	FOR	Page 14

Stockholders will also transact any other business that may be properly brought before the Special Meeting or any adjournment, continuation or postponement thereof.
The foregoing proposals are more fully described in the Proxy Statement accompanying this Notice.
Your vote as a Bloom Energy stockholder is very important. Holders of Class A common stock are entitled to one vote per share. Holders of Class B common stock are entitled to ten votes per share. If you are a registered holder and have questions regarding your stock ownership, you may contact our transfer agent, American Stock Transfer & Trust Company, through their website at www.astfinancial.com or by phone at 1-800-937-5449.
By Order of the Board of Directors
Shawn M. Soderberg
Executive Vice President, General Counsel and Secretary
San Jose, California
May 15, 2020
All stockholders of record as of the close of business on May 12, 2020 may attend the Special Meeting virtually as described in this Notice. Whether or not you expect to attend the Special Meeting, we encourage you to read the Proxy Statement and vote through the Internet or by telephone or request and submit your proxy card as soon as possible so that your shares may be represented at the meeting.

THE PROXY STATEMENT AND PROXY CARD ARE FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT MAY 15, 2020.

General Proxy Information
This proxy statement (the “Proxy Statement”) is being furnished to the stockholders of Bloom Energy Corporation, a Delaware corporation (the “Company”, “Bloom”, “we”, “us” or “our”), in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at our special meeting of stockholders (the “Special Meeting”). The Special Meeting will be held on Tuesday, June 16, 2020, at 1:00 p.m. PT, local time and at any and all adjournments, postponements or continuations of the meeting. The Special Meeting will be a virtual meeting, which will be conducted via webcast. You will be able to attend the Special Meeting by going to the following web address: www.virtualshareholdermeeting.com/BE2020SM.

Questions and Answers about this Proxy Material and Voting
Availability of Proxy Materials
At the close of business on May 12, 2020 (the “Record Date”), there were 94,000,981 shares of the Company’s Class A common stock and 31,164,901 shares of the Company’s Class B common stock outstanding and entitled to vote. The Class A common stock and the Class B common stock are collectively referred to as the Common Stock in this Proxy Statement. The Proxy Statement and Proxy Card are first being mailed to stockholders on or about May 15, 2020. The Proxy Statement is also available at www.proxyvote.com. We will also provide to any stockholder without charge, upon written or oral request, a copy of our Proxy Statement. Requests should be directed to Bloom Energy Corporation, 4353 North First Street, San Jose, California 95134, Attention: Corporate Secretary, or by calling (408) 543-1500.
Attendance and Participation
Our virtual Special Meeting will be conducted on the Internet via webcast. You will be able to participate online and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/BE2020SM. Stockholders will be able to vote their shares electronically during the Special Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting.
To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. The Special Meeting will begin promptly at 1:00 p.m. Pacific Time. We encourage you to access the Special Meeting prior to the start time.
The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the Special Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Special Meeting.
Who can vote at the Special Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. A list of stockholders entitled to vote at the meeting will be available for inspection by any stockholder at 4353 North First Street, San Jose, California 95134 between the hours of 9:00 a.m. and 5:00 p.m. local time, for at least ten days prior to the meeting. In addition, the list of stockholders will be available on the bottom panel of your screen during the meeting at www.virtualshareholdermeeting.com/BE2020SM when you enter your 16-digit control number.
How can I vote my shares at the Special Meeting?
The Special Meeting will be held entirely online. Stockholders may participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/BE2020SM. To vote your shares at the Special Meeting, you will need the 16 digit control number included on your proxy card or in the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Special Meeting. However, even if you plan to attend the Special Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.
How can I vote my shares without attending the Special Meeting?
To vote your shares without attending the Special Meeting, please follow the instructions for Internet or telephone voting on your proxy card or in the instructions that accompanied your proxy materials. You may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to attend the Special Meeting.
What will I need in order to attend the Special Meeting?
You are entitled to attend the virtual Special Meeting only if you were a stockholder of record at the close of business on the Record Date or you hold a valid proxy.  You may attend the Special Meeting, vote, and submit a question during the Special Meeting by visiting www.virtualshareholdermeeting.com/BE2020SM and using your 16-digit control number to enter the meeting. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Special Meeting.

Questions
Stockholders may submit questions during the Special Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/BE2020SM, typing your question into the “Ask a Question” field, and clicking “Submit.”
Questions pertinent to the Special Meeting will be answered during the Special Meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the Special Meeting, related rules of conduct and other materials for the Special Meeting will be available at www.proxyvote.com.
How many votes do I have?
You have one vote for each share of Class A common stock and ten votes for each share of Class B common stock you owned as of the close of business on the Record Date. The holders of Class A common stock and Class B common stock will vote together on each matter presented at the Special Meeting.
How does the Company’s dual class structure affect me?
Because of the ten-to-one voting ratio between our Class B and Class A common stock, the holders of our Class B common stock collectively control a majority of the combined voting power of our Common Stock.
The Class B common stock is convertible into Class A common stock at any time at the option of the holder. In addition, the Class B common stock will automatically convert into Class A common stock immediately prior to the close of business on the fifth anniversary of our initial public offering (July 2023), and may automatically convert earlier than such date upon certain circumstances as described in our Certificate of Incorporation.
What am I voting on?
You are being asked to vote on the following:
•
To approve, in accordance with Section 312.03 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021;

•
To approve, in accordance with Section 312.03 of the NYSE Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021 held by New Enterprise Associates 10, Limited Partnership, KPCB Holdings, Inc. and Foris Ventures, LLC;

•
To approve, in accordance with Section 312.03 of the NYSE Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s Amended and Restated Subordinated Secured Convertible Note held by Constellation NewEnergy, Inc.; and

•	Any other business as may properly come before the Special Meeting or any adjournment, continuation or postponement thereof.
How does the Board of Directors recommend I vote on these proposals?
The Company’s Board unanimously recommends that you vote “FOR” the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021, “FOR” the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021 held by New Enterprise Associates 10, Limited Partnership, KPCB Holdings, Inc. and Foris Ventures, LLC and “FOR” the full settlement of conversions in Class B common stock of the Company’s Amended and Restated Subordinated Secured Convertible Note held by Constellation NewEnergy, Inc.
How do I vote my shares?
Stockholder of Record: Shares Registered in Your Name
If on May 12, 2020 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you must enter the 16-digit control number found on your proxy card to vote in advance of or during the Special Meeting, or vote by proxy over the telephone, through the Internet, or by using a proxy card that you may request or that we may elect to deliver to you at a later time. The method you use to vote will not limit your right to vote at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to submit your proxy in advance. You may still attend the meeting and vote electronically during the Special Meeting even if you have already voted by proxy.

To vote through the Internet: Go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from your proxy card. Your Internet vote must be received by 11:59 p.m. Eastern Time on June 15, 2020, to be counted.
To vote by telephone: Dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from your proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 15, 2020, to be counted.
To vote by mail: You may complete, sign and return the accompanying proxy card in the postage-paid envelope provided. If you return your signed proxy card to us and we receive it before the Special Meeting, we will vote your shares as you direct.
To vote in person: Attend the virtual Special Meeting by visiting www.virtualshareholdermeeting.com/BE2020SM, and vote your shares electronically during the Special Meeting.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If on May 12, 2020 your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee how to vote the shares held in your account. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the meeting. Because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the meeting. You should have received a voting instruction card and voting instructions with these proxy materials from your brokerage firm, bank or other agent rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. Internet or telephonic voting may also be available; however, that will depend on the voting process of your broker, bank or other nominee. Please see your voting instruction card for further details.
How will my shares be voted if I return a blank proxy card?
If you return a signed and dated proxy card or otherwise submit a proxy without indicating voting selections, your shares will be voted, as applicable, “FOR” the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021, “FOR” the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021 held by New Enterprise Associates 10, Limited Partnership, KPCB Holdings, Inc. and Foris Ventures, LLC and “FOR” the full settlement of conversions in Class B common stock of the Company’s Amended and Restated Subordinated Secured Convertible Note held by Constellation NewEnergy, Inc. If any other matter is properly presented at the Special Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
How will my shares be voted if I do not provide my broker or bank with voting instructions, and what is a “broker non-vote”?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other nominee how to vote your shares, your broker, bank, or other nominee may still be able to vote your shares in its discretion on certain matters. Brokers, banks, and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. In this regard, all of the proposals described herein are considered to be “non-routine,” meaning that your broker may not vote your shares on these proposals in the absence of your voting instructions. Therefore, there will be no broker non-votes.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the materials you receive from your broker, bank, or other nominee.
How many votes are needed to approve the proposal?
Proposal 1: The approval of the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021 requires the affirmative vote of a majority of votes cast at the Special Meeting. An abstention will be counted as a vote cast at the Special Meeting for purposes of the proposal and will have the same effect as a vote against the proposal.
Proposal 2: The approval of the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021 held by New Enterprise Associates 10, Limited Partnership, KPCB Holdings, Inc. and Foris Ventures, LLC requires the affirmative vote of a majority of votes cast at the Special Meeting. An abstention will be counted as a vote cast at the Special Meeting for purposes of the proposal and will have the same effect as a vote against the proposal.

Proposal 3: The approval of the full settlement of conversions in Class B common stock of the Company’s Amended and Restated Subordinated Secured Convertible Note held by Constellation NewEnergy, Inc. requires the affirmative vote of a majority of votes cast at the Special Meeting. An abstention will be counted as a vote cast at the Special Meeting for purposes of the proposal and will have the same effect as a vote against the proposal.
Who is making this solicitation?
The Company’s Board is soliciting these proxies and the cost of such solicitation will be borne by the Company, including the charges and expenses of persons holding shares in their name as nominee incurred in connection with forwarding proxy materials to the beneficial owners of such shares. In addition to the use of the mail, proxies may be solicited by our officers, directors and employees in person, by telephone or by email. Those individuals will not be additionally compensated for the solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with the solicitation.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid Special Meeting. Our Bylaws provide that a quorum will be present if a majority of the voting power of all shares outstanding on the Record Date are represented at the Special Meeting, present in person or by proxy. Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Special Meeting, or if you are a beneficial owner of shares held in street name, if you submit your voting instructions. Abstentions will be counted as shares present for the purposes of determining the presence of a quorum.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. You may revoke your proxy in any one of following ways:
•	You may submit another properly completed proxy card with a later date but before the submission deadline for the Special Meeting.
•	You may grant a subsequent proxy by telephone or through the Internet.
•
You may send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at 4353 North First Street, San Jose, California 95134. The notice will be considered timely if it is received at the indicated address by the close of business on the business day immediately preceding the date of the Special Meeting.

•	You may attend the virtual Special Meeting and vote electronically during the Special Meeting. However, simply attending the Special Meeting will not, by itself, revoke your proxy.
Your most recently submitted proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. If you hold shares through a broker, bank or other nominee and wish to vote your shares at the Special Meeting, you will need your unique control number which appears on the instructions that accompanied the proxy materials.
Tabulation
Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election at the Special Meeting.
How can I find out the results of the voting at the Special Meeting?
We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days of the Special Meeting.
What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one proxy statement to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to reduce our printing and postage costs. Stockholders who participate in householding will continue to receive separate proxy cards. We do not use householding for any other stockholder mailings.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge, by calling 1-800-540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. Broadridge is acting as our mailing agent and vote tabulator and is not soliciting proxies on our behalf. Similarly, you may also contact Broadridge if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future. If you own shares through a bank, broker or other nominee, you should contact the nominee concerning householding procedures.

Proposal 1
Stockholders are being asked to approve, in accordance with Section 312.03 of the NYSE Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021.
The Board of Directors unanimously recommends a vote FOR this proposal.

Overview
On April 20, 2020, we entered into an Amended and Restated Indenture (the “Amended Indenture”) governing our outstanding 10.0% Convertible Senior Secured Notes due 2021 (the “Convertible Notes”). The Convertible Notes amended and replaced our outstanding 6.0% Convertible Notes due 2020 (the “6.0% Convertible Notes”). Pursuant to the Amended Indenture, among other things, we:
•     increased the interest rate from 6.0% to 10.0% per annum, payable in cash;
•     extended the maturity date from December 1, 2020 to December 1, 2021;
•     amended the conversion price from $11.25 to $8.00, representing an initial conversion rate of 125.0000 shares of Class B common stock per $1,000 principal amount of the Convertible Notes (subject to customary adjustments);
•    added covenants relating to, among other things, the redemption of the Convertible Notes with the proceeds of certain transactions (including equity and debt financings or sales of intellectual property), repayment of outstanding indebtedness, liens on intellectual property and restricted payments and a provision requiring K.R. Sridhar to remain as our Chief Executive Officer unless caused by illness, incapacity or death; and
•    released certain collateral securing the Convertible Notes, specifically, certain operation and maintenance service contracts entered into by us.
In addition, as described in Proposal 2, certain affiliated investors purchased $30 million of new Convertible Notes, which increased the aggregate principal amount of the Convertible Notes from $289.0 million to $319.0 million.
Stockholders are urged to read the Amended Indenture, which was filed with the SEC as Exhibit 4.1 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed on May 11, 2020 and is incorporated by reference in this Proxy Statement.
Because our Class A common stock is listed on the NYSE, we are subject to NYSE’s rules and regulations. Rule 312.03(c) of the NYSE Listed Company Manual (“NYSE Rule 312.03(c)”) requires stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of transactions if (i) the common stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock, or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.
The increase to the conversion rate under the Amended Indenture, along with the purchase of additional Convertible Notes discussed in Proposal 2, would result in a maximum incremental increase of 26,964,426 shares of our Class B common stock underlying the Convertible Notes (including, for the avoidance of doubt, the shares underlying the Convertible Notes pursuant to the issuance of additional Convertible Notes discussed in Proposal 2 below). Our Class B common stock is convertible into our Class A common stock at a 1:1 ratio. Such incremental increase of shares of Class B common stock underlying the Convertible Notes would result in the issuance of more than 20% of the Company’s voting power and shares of common stock outstanding prior to such issuance, which, as described above, requires stockholder approval under the rules and regulations of the NYSE.
The Amended Indenture provides that all conversions that would require stockholder approval will be settled in cash if such required stockholder approval has not been obtained, at a cash price equal to an amount derived from the volume weighted average price of our Class A common stock preceding the applicable conversion date. Therefore, absent such approval, the Convertible Notes will only be convertible into, in the aggregate, the number of shares of Class B common stock issuable pursuant to the applicable NYSE rules and regulations, with the remainder to be paid in cash pursuant to the Amended Indenture. We may not have sufficient cash on hand to settle such conversions in cash. If we are unable to settle such conversions in cash, we risk being in default under the Amended Indenture and the Convertible Notes being accelerated. Even if we are able to settle such conversions in cash, our liquidity and financial condition would be materially and adversely impacted by such settlement.

At the Special Meeting, in accordance with NYSE Rule 312.03(c), you will be asked to approve the full settlement of conversions in Class B common stock of the Convertible Notes. The maximum share amounts that we are requesting approval for reflect a potential make-whole increase to the conversion rate, as described in the Amended Indenture. Without such potential make-whole increase, the Convertible Notes would be convertible into fewer shares of our Class B common stock.  You will be asked to approve the issuance of a maximum of 26,964,426 incremental shares of Class B common stock upon the conversion of the Convertible Notes in connection with Proposal 1 and Proposal 2, and the issuance of a maximum of 32,923,694 incremental shares of Class B common stock upon the conversion of the Convertible Notes and the Constellation Note (as defined below) in connection with all of the Proposals included herein.
Vote Required
The approval of the full settlement of conversions in Class B common stock of the Convertible Notes requires the affirmative vote of a majority of votes cast at the Special Meeting. An abstention will be counted as a vote cast at the Special Meeting for purposes of the proposal and will have the same effect as a vote against the proposal.

Proposal 2
Stockholders are being asked to approve, in accordance with Section 312.03 of the NYSE Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s 10.0% Convertible Senior Secured Notes due 2021 held by New Enterprise Associates 10, Limited Partnership, KPCB Holdings, Inc. and Foris Ventures, LLC.
The Board of Directors unanimously recommends a vote FOR this proposal.

Overview
On April 20, 2020, we entered into the Amended Indenture governing our Convertible Notes (as such terms are defined in Proposal 1). Pursuant to the Amended Indenture, among other things, we increased the conversion rate applicable to the Convertible Notes.  We also increased the aggregate principal amount of the Convertible Notes and entered into a Convertible Note Purchase Agreement (the “Purchase Agreement”), dated March 31, 2020, pursuant to which New Enterprise Associates 10, Limited Partnership (“NEA”) and Foris Ventures, LLC (“Foris,” and together with NEA and KPCB Holdings, Inc., the “Affiliates”) agreed to purchase $30 million of Convertible Notes. Payment of the $30 million purchase price was made on March 31, 2020, and we expect to use the proceeds for general corporate and working capital purposes. Stockholders are urged to read the Amended Indenture and the Purchase Agreement, which were filed with the SEC as Exhibits 4.1 and 10.1, respectively, to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed on May 11, 2020 and are incorporated by reference in this Proxy Statement.
Rule 312.03(b) of the NYSE Listed Company Manual (“NYSE Rule 312.03(b)”) requires stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, to (1) a director, officer or substantial security holder of the company (each a “Related Party”); (2) a subsidiary, affiliate or other closely-related person of a Related Party; or (3) any company or entity in which a Related Party has a substantial direct or indirect interest; if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance. The Affiliates are deemed to be subject to the requirements of NYSE Rule 312.03(b).
The increase to the conversion rate under the Amended Indenture and the purchase of additional Convertible Notes pursuant to the Purchase Agreement would result in a maximum incremental increase of 26,964,426 shares of our Class B common stock underlying the Convertible Notes. Our Class B common stock is convertible into our Class A common stock at a 1:1 ratio. Certain of the Affiliates hold Convertible Notes that, in connection with the increased conversion rate pursuant to the Amended Indenture, would be convertible into more than 1% of the number of shares of the Company’s common stock outstanding and the Company’s voting power prior to such issuance, which, as described above, requires stockholder approval under the rules and regulations of the NYSE. Additionally, the Convertible Notes issued to NEA or Foris pursuant to the Purchase Agreement would be convertible into more than 1% of the number of shares of the Company’s common stock outstanding and the Company’s voting power prior to such issuance, which, as described above, requires stockholder approval under the rules and regulations of the NYSE.
As described in Proposal 1, the Amended Indenture provides that all conversions that would require stockholder approval will be settled in cash if such required stockholder approval has not been obtained, at a cash price equal to an amount derived from the volume weighted average price of our Class A common stock preceding the applicable conversion date. Therefore, absent such approval, the Convertible Notes will only be convertible into, in the aggregate, the number of shares of Class B common stock issuable pursuant to the applicable NYSE rules and regulations, with the remainder to be paid in cash pursuant to the Amended Indenture. We may not have sufficient cash on hand to settle such conversions in cash. If we are unable to settle such conversions in cash, we risk being in default under the Amended Indenture and the Convertible Notes being accelerated. Even if we are able to settle such conversions in cash, our liquidity and financial condition would be materially and adversely impacted by such settlement.
At the Special Meeting, in accordance with NYSE Rule 312.03(b), you will be asked to approve the full settlement of conversions in Class B common stock of the Convertible Notes.  The maximum share amounts that we are requesting approval for reflect a potential make-whole increase to the conversion rate, as described in the Amended Indenture. Without such potential make-whole increase, the Convertible Notes would be convertible into fewer shares of our Class B common stock. You will be asked to approve the issuance of a maximum of 26,964,426 incremental shares of Class B common stock upon the conversion of the Convertible Notes in connection with Proposal 1 and Proposal 2, and the issuance of a maximum of 32,923,694 incremental shares of Class B common stock upon the conversion of the Convertible Notes and Constellation Note (as defined below) in connection with all of the Proposals included herein.

Vote Required
The approval of the full settlement of conversions in Class B common stock of the Convertible Notes held by the Affiliates requires the affirmative vote of a majority of votes cast at the Special Meeting. An abstention will be counted as a vote cast at the Special Meeting for purposes of the proposal and will have the same effect as a vote against the proposal.

Proposal 3
Stockholders are being asked to approve, in accordance with Section 312.03 of the NYSE Listed Company Manual, the full settlement of conversions in Class B common stock of the Company’s Amended and Restated Subordinated Secured Convertible Note held by Constellation NewEnergy, Inc.
The Board of Directors unanimously recommends a vote FOR this proposal.

Overview
On March 31, 2020, we entered into an Amended and Restated Subordinated Convertible Note Modification Agreement (the “Modification Agreement”) governing our outstanding Convertible Note (the “Constellation Note”) held by Constellation NewEnergy, Inc. to modify the terms of the Constellation Note to be no less favorable than certain corresponding terms of the Convertible Notes. Pursuant to the Modification Agreement, among other things, we increased the conversion rate applicable to the Constellation Note from 5.0% to 10.0% per annum, payable in cash, extended the maturity date from December 31, 2020 to December 31, 2021 and amended the conversion price from $38.64 to $8.00. As of the date of this Proxy Statement, the aggregate principal amount of the Convertible Note outstanding is approximately $33.1 million. Stockholders are urged to read the Modification Agreement, which was filed with the SEC as Exhibit 4.7 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed on May 11, 2020 and is incorporated by reference in this Proxy Statement.
As described in Proposal 1, NYSE Rule 312.03(c) requires stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of transactions if (i) the common stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock, or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.
The increase to the conversion rate under the Modification Agreement would result in a maximum incremental increase of 5,959,268 shares of our Class B common stock underlying the Constellation Note. Our Class B common stock is convertible into our Class A common stock at a 1:1 ratio.  Such incremental increase of shares of Class B common stock underlying the Constellation Note, in connection with the increases discussed in Proposal 1 and Proposal 2, would result in the issuance of more than 20% of the Company’s voting power and shares of common stock outstanding prior to such issuance, which, as described above, requires stockholder approval under the rules and regulations of the NYSE. The Modification Agreement provides that the Constellation Note shall not be convertible prior to the required stockholder approval being obtained, and that if stockholder approval is not obtained by September 1, 2020, the interest rate of the Constellation Note will be increased from 10.0% to 18.0% per annum.
At the Special Meeting, in accordance with NYSE rule 312.03(c), you will be asked to approve the full settlement of conversions in Class B common stock of the Constellation Note.  Absent such approval, the Constellation Note shall only be convertible into, in the aggregate, the number of shares of Class B common stock issuable pursuant to the applicable NYSE rules and regulations. The maximum share amounts that we are requesting approval for reflect a potential make-whole increase to the conversion rate, as described in the Modification Agreement. Without such potential make-whole increase, the Constellation Note would be convertible into fewer shares of our Class B common stock. You will be asked to approve the issuance of a maximum of 5,959,268 incremental shares of Class B common stock upon the conversion of the Constellation Note in connection with this proposal, and the issuance of a maximum of 32,923,694 incremental shares of Class B common stock upon the conversion of the Convertible Notes and the Constellation Note in connection with all of the Proposals included herein.
Vote Required
The approval of the full settlement of conversions in Class B common stock of the Company’s Amended and Restated Subordinated Secured Convertible Note held by Constellation NewEnergy, Inc. requires the affirmative vote of a majority of votes cast at the Special Meeting. An abstention will be counted as a vote cast at the Special Meeting for purposes of the proposal and will have the same effect as a vote against the proposal.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, to our knowledge, based on the information furnished to us, the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws. We have deemed shares of our Common Stock subject to options, warrants, rights or conversion privileges that are currently exercisable or exercisable within 60 days of May 1, 2020 to be outstanding and to be beneficially owned by the person holding the options, warrants, rights or conversion privileges for the purpose of computing the percentage ownership and voting power of that person but have not treated them as outstanding for the purpose of computing the percentage ownership or voting power of any other person. Voting power under our Restated Certificate of Incorporation is calculated based on shares of Class A and Class B common stock actually outstanding as of the applicable record date. Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.
We have based percentage ownership and voting power of our Common Stock on 93,996,955 shares of Class A common stock and 31,168,927 shares of Class B common stock outstanding as of May 1, 2020.
The following table presents information regarding those stockholders known to us to beneficially own more than 5% of our outstanding shares of Class A or Class B common stock.
5% Stockholders
	Class A Common Stock			Class B Common Stock(1)		% of Total Voting Power(2)
	Shares		%	Shares	%
Canada Pension Plan Investment Board(3)	—		—	21,545,371(4)	40.87%	34.69%
One Queen Street East, Suite 2500, Toronto, Ontario M5C 2W5 Canada
New Enterprise Associates 10, Limited Partnership(5)	1,333,333		1.42%	11,982,692(6)	27.77%	23.06%
1954 Greenspring Drive, Suite 600, Timonium, MD 21093
Kleiner Perkins Caufield & Byers IX-A, L.P.(7)	—		—	9,110,335(8)	22.62%	18.34%
2750 Sand Hill Road, Menlo Park, CA 94025
Ameriprise Financial, Inc.(9)	8,915,787		9.49%	—	—	2.20%
100 E. Pratt Street, Baltimore MD 21202
The Vanguard Group(10)	4,686,533		4.99%	—	—	1.16%
100 Vanguard Blvd. Malvern, PA 19355
Kuwait Investment Authority and the Government of the State of Kuwait(11)		—	—	9,544,371	23.44%	23.53%
Ministries Complex, Block 3 Safat, Kuwait 13001
(1)
Each share of Class B common stock will automatically convert into shares of our Class A common stock upon the occurrence of certain events. In addition, Class B common stock may be converted into shares of Class A common stock at any time at the election of the holder. For purposes of this table, we have not included shares of Class A common stock that may be issued upon conversion of outstanding Class B common stock.

(2)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share and holders of our Class A common stock are entitled to one vote per share. We have deemed shares of our Common Stock subject to options, warrants, rights or conversion privileges that are currently exercisable or exercisable within 60 days of May 1, 2020 to be outstanding and to be beneficially owned by the person holding the options, warrants, rights or conversion privileges for the purpose of computing the percentage voting power of that person but have not treated them as outstanding for the purpose of computing the percentage voting power of any other person.

(3)
Information provided is based solely on a Schedule 13G/A filed with the SEC on April 10, 2019 and Form 4 filed May 1, 2020, which indicate that Canada Pension Plan Investment Board has sole voting and dispositive power with respect to an aggregate of 21,545,371 shares.

(4)
Includes 21,232,798 shares of Class B common stock that are issuable upon conversion of 10.0% Convertible Senior Secured Notes due 2021 and 312,575 shares of Class B common stock that were issued pursuant to the automatic cashless exercise of a warrant.

(5)
Information provided is based on information provided by NEA and on a Schedule 13G/A filed with the SEC on February 13, 2020 and Form 4 filed March 31, 2020, which indicate that New Enterprise Associates 10, Limited Partnership (“NEA 10”) and certain affiliated entities and individuals have shared voting and dispositive power with respect to an aggregate of 11,982,692 shares of Common Stock. NEA 10 is the record owner of 1,333,333 shares of Class A common stock, 7,729,639 shares of Class B common stock and a promissory note that can be converted any time into 4,233,381 shares of Class B common stock. Additionally, NEA Ventures 2003 LP, an affiliate of NEA, is the holder of 19,672 shares of Class B common stock. NEA 10 and certain affiliates have entered into a voting agreement with Mr. Sridhar. Please see Voting Agreements below.

(6)	Includes 4,233,381 shares of Class B common stock issuable upon the conversion of a promissory note with a face amount of $33,867,049 which is convertible at any time at a rate of $8.00 per share.
(7)
Information provided is based on information obtained from Kleiner Perkins Caufield & Byers. Kleiner Perkins Caufield & Byers IX-A, L.P. and certain affiliated entities have entered into a voting agreement with Mr. Sridhar. Please see Voting Agreements below.

(8)	Includes 2.116.691 shares of Class B common stock issuable upon the conversion of a promissory note with a face amount of $16,933,525 which is convertible at any time at a rate of $8.00 per share.
(9)
Information provided is based solely on a Schedule 13G filed with the SEC on January 10, 2020 on behalf of Ameriprise Financial, Inc. (“AFI”), Columbia Management Investment Advisers, LLC (“CMIA”), and Columbia Seligman Communications & Information Fund (the “Fund”). As the investment adviser to the Fund and various other unregistered and registered investment companies and other managed accounts, CMIA may be deemed to beneficially own the Fund’s shares. As the parent holding company of CMIA, AFI may be deemed to beneficially own CMIA’s shares. AFI reported shared voting power over 8,540,794 shares and shared dispositive power over 8,915,787 shares. CMIA reported shared voting power over 8,540,544 shares and shared dispositive power over 8,867,083 shares. The Fund reported sole voting power over 4,511,300 shares and shared dispositive power over 4,511,300 shares.

(10)
Information provided is based solely on a Schedule 13G/A filed with the SEC on February 12, 2020. The Vanguard Group reported sole voting power over 45,298 shares, shared voting power over 4,049 shares, sole dispositive power over 4,643,326 shares, and shared dispositive power over 43,207 shares.

(11)
Information provided is based on the Company’s records and that of its transfer agent. As of May 1, 2020. Kuwait Investment Authority holds 7,473,979 shares of the Company’s Class B common stock and the Government of the State of Kuwait holds 2,070,392 shares of the Company’s Class B common stock. The shares are subject to a voting agreement with KR Sridhar as described in the section entitled “Voting Agreements” in this Proxy Statement.

Directors and Executive Officers
	Class A Common Stock			Class B Common Stock(1)		% of Total Voting Power(2)
Beneficial Owner	Shares		%	Shares	%
Michael Boskin(3)	15,245		*	—	—%	*
Mary K. Bush(4)	67,134		*	50,000	*	*
John Chambers(5)	391,231		*	—	—%	*
L. John Doerr(6)	2,485,857		2.64%	9,690,495	29.11%	23.28%
Jeffrey Immelt(7)	20,245		*	—	—%	*
Colin Powell(8)	500,208		*	83,333	*	*
Scott Sandell(9)	1,346,067		1.43%	11,982,692	33.85%	27.05%
Eddy Zervigon(10)	106,947		*	—	—%	*
K.R. Sridhar(11)	139,298		*	4,356,982	13.98%	10.77%(12)
Shares subject to voting proxy(12)	—		—%	24,867,486	79.78%	61.30%
Total	—		*	29,224,468	93.76%	72.07%
Chris White(13)	125,000		—%	—	—%	—%
Hari Pillai(14)	25,160		*	—	—%	*
All Executive Officers and Directors as a Group (15 persons)	6,490,723	(15)	6.91%	27,083,81316)	66.56%	55.37%
*	Less than one percent.
(1)
Each share of Class B common stock will automatically convert into shares of our Class A common stock upon the occurrence of certain events. In addition, Class B common stock may be converted into shares of Class A common stock at any time at the election of the holder. For purposes of this table, we have not included shares of Class A common stock that may be issued upon conversion of outstanding Class B common stock.

(2)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share and holders of our Class A common stock are entitled to one vote per share. We have deemed shares of our Common Stock subject to options, warrants, rights or conversion privileges that are currently exercisable or exercisable within 60 days of May 1, 2020 to be outstanding and to be beneficially owned by the person holding the options, warrants, rights or conversion privileges for the purpose of computing the percentage voting power of that person but have not treated them as outstanding for the purpose of computing the percentage voting power of any other person.

(3)	Includes 15,245 Class A restricted stock units that vest within 60 days of May 1, 2020.
(4)	Includes 12,734 Class A restricted stock units that vest within 60 days of May 1, 2020 and 50,000 shares of Class B common stock subject to options exercisable within 60 days of May 1, 2020.

(5)
Includes 12,734 Class A restricted stock units that vest within 60 days of May 1, 2020 and 333,333 shares of Class A common stock held by JCEP Investments, LLC of which Mr. Chambers in the managing member.

(6)
Includes (i) 2,110,839 shares of Class A common stock held by Vallejo Ventures Trust of which Mr. Doerr is a trustee, (ii) 12,804 shares of Class A common stock held by the LJD Trust IX of which Mr. Doerr is a trustee, (iii) 32,052 shares of Class A common stock held by the LJD Ventures Partnership of which Mr. Doerr is a general partner, (iv) 275,918 shares of Class A common stock held by the 1999 Portico Trust of which Mr. Doerr is a trustee, (v) 19,255 shares of Class A common stock held by The Hampton 1999 Trust of which Mr. Doerr is a trustee, (vi) 19,255 shares of Class A common stock held by The Austin 1999 Trust of which Mr. Doerr is a trustee, (vii) 12,734 Class A restricted stock units that vest within 60 days of May 1, 2020, (viii) 580,160 shares of Class B common stock held by Vallejo Ventures Trust of which Mr. Doerr is a trustee, (ix) 7,609,958 shares of Class B common stock held by Kleiner Perkins Caufield & Byers IX-A, L.P. and certain affiliated entities which includes 2,116,691 shares of Class B common stock issuable upon the conversion of a promissory note. 7,573,804 shares of Class B common stock are subject to a voting agreement in favor of Mr. Sridhar referred to in footnote (12) below.

(7)	Includes 15,245 Class A restricted stock units which vest within 60 days of May 1, 2020.
(8)
Includes (i) 484,474 shares of Class A common stock held by the Colin L Powell Revocable Trust dtd 01/26/2006, (ii) 12,734 Class A restricted stock units that vest within 60 days of May 1, 2020, and (iii) 83,333 shares of Class B common stock subject to options exercisable within 60 days of May 1, 2020.

(9)
Mr. Sandell is managing general partner of New Enterprise Associates. New Enterprise Associates 10, Limited Partnership (“NEA 10”) and certain affiliated entities and individuals reported that they have shared voting and dispositive power with respect to an aggregate of (i) 1,333,333 shares of Class A common stock, (ii) 7,729,639 shares of Class B common stock and (iii) a promissory note that can be converted any time into 4,233,381 shares of Class B common stock. NEA is nominee for the accounts of such individuals and entities who each exercise their own voting and dispositive control over such shares. According to the Company’s records, NEA Ventures 2003 LP holds an additional 19,672 shares of Class B common stock. 7,749,311 shares of Class B common stock are subject to a voting agreement in favor of Mr. Sridhar referred to in footnote (12) below.

(10)	Includes (i) 6,000 shares of Class A common stock held by Mr. Zervigon’s IRA and (ii) 12,734 Class A restricted stock units which vest within 60 days of May 1, 2020.
(11)
Includes (i) 131,298 shares of Class A common stock subject to options exercisable within 60 days of May 1, 2020, (ii) 1,336,087 shares of Class B common stock held directly, (iii) 325,520 shares of Class B common stock held by The KR Sridhar and Sudha Sarma 2012 Irrevocable Trust, (iv) 133,334 shares of Class B common stock held by the KR Sridhar and Sudha Sarma 2019 Four Year GRAT, (v) 133,333 shares of Class B common stock held by the KR Sridhar and Sudhar Sarma 2019 Three Year GRAT, (vi) 133,333 shares of Class B common stock held by the KR Sridhar and Sudha Sarma 2019 Two Year GRAT, (vii) 55,630 shares of Class B common stock by KR Sridhar, as Trustee of the KR Sridhar 2010 Annuity Trust AS dated April 27, 2010, (viii) 55,630 shares of Class B common stock held by KR Sridhar, as Trustee of the KR Sridhar 2010 Annuity Trust KS dated April 27, 2010, (ix) 33,136 shares of Class B common stock held by KR Sridhar, as Trustee of the KR Sridhar 2008 Annuity Trust AS dated December 18, 2008, (x) 33,136 shares of Class B common stock held by KR Sridhar, as Trustee of the KR Sridhar 2008 Annuity Trust KS dated December 18, 2008, and (xi) 2,117,843 shares of Class B common stock subject to options exercisable within 60 days of May 1, 2020. By virtue of the relationship Mr. Sridhar has with each Trust above in this footnote, Mr. Sridhar is deemed to have voting and dispositive power of these shares.

(12)
Mr. Sridhar holds an irrevocable proxy to vote an additional 24,867,486 shares of Class B common stock pursuant to voting agreements between Mr. Sridhar and certain stockholders, including certain of our directors and holders of more than 5% of our capital stock. We do not believe that the parties to these voting agreements constitute a “group” under Section 13 of the Securities Exchange Act of 1934, as amended, as Mr. Sridhar exercises voting control over these shares. However, the holders of the underlying shares have the right to convert their shares into Class A common stock at their option, and when converted, such Class A common shares are not subject to the voting agreement. Please see Voting Agreements below.

(13)	Includes (i) 68,750 Class A restricted stock units that vest within 60 days of May 1, 2020 and 56,250 shares of Class A common stock subject to options exercisable within 60 days of May 1, 2020.
(14)	Includes 27,117 shares of Class A common stock subject to options exercisable within 60 days of May 1, 2020.
(15)	Includes 345,137 shares of Class A common stock subject to options exercisable within 60 days of May 1, 2020, and 185,531 Class A restricted stock units which vest within 60 days of May 1, 2020.
(16)
Includes 3,171,487 shares of Class B common stock subject to options exercisable within 60 days of May 1, 2020 and 6,350,072 shares of Class B common stock issuable upon conversion of certain promissory notes as described in footnotes (6) and (9) above.

Voting Agreements
Our Chief Executive Officer entered into voting agreements with certain of our stockholders. These voting agreements cover 24,867,486 shares of Class B common stock, which represents approximately 61.30% of the outstanding voting power of our capital stock as of May 1, 2020. Under the voting agreement, stockholders agreed to vote all of their shares as directed by, and granted an irrevocable proxy to, Mr. Sridhar at his discretion on all matters to be voted upon by stockholders. The following directors and their affiliated entities and 5% stockholders have entered into a voting agreement: L. John Doerr and entities affiliated with KPCB Holdings, Inc., as nominee, Scott Sandell and entities affiliated with New Enterprise Associates and entities affiliated with Kuwait Investment Authority. Each of the voting agreements will automatically terminate:
•	upon the liquidation, dissolution or winding up of our business operations;
•	upon the execution by us of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of our property and assets;
•	from and after the third anniversary of closing of our IPO, at any time upon such resolution by our Board of Directors;
•	upon the fifth anniversary of the closing of our IPO;
•
as to any shares of Class B common stock that are converted to Class A common stock pursuant to our certificate of incorporation and the Class A common stock resulting from such conversion (but such voting agreement shall remain effective as to any Class B common stock not so converted);

•
upon the date that is 60 days following the date on which KR Sridhar, or his successor under the voting agreement, ceases to provide services to us as one of our officers, unless a majority of the holders of our capital stock who are parties to the voting agreements designates such a successor on or before such date;

•
upon such date as of which none of the parties, other than KR Sridhar or his successor, to the then-outstanding voting agreements, was one of the five largest holders of our capital stock (which entered into a voting agreement) as of the closing of our IPO; or

•	at such time following the closing of this offering when there is no Class B common stock outstanding.
Support Agreement
On March 31, 2020, we entered into a Support Agreement with KR Sridhar, the Chief Executive Officer of the Company (in such capacity, the “Stockholder”) and the beneficial owner of a majority of the voting power of the Company, pursuant to which the Stockholder has agreed to vote in favor of all of the proposals described in this Proxy Statement.
Interests of Certain Persons
L. John Doerr is a director of the Company, and as a trustee of The Vallejo Ventures Trust U/T/A 2/12/96, the member of Foris Ventures, LLC (“Foris”), indirectly owns and shares voting and investment control over any securities held by Foris, which purchased Convertible Notes as described in Proposal 2.  Mr. Doerr is also Chairman of Kleiner Perkins Caufield & Byers (“Kleiner Perkins”), an affiliate of KPCB Holdings, Inc. (“KPCB”), and a manager of the general partners of entities affiliated with KPCB, a holder of the 6.0% Convertible Notes, which were amended and replaced by the Convertible Notes. Jeffrey Immelt is a director of the Company and is a venture partner at New Enterprise Associates (“NEA”), an affiliate of New Enterprise Associates 10, Limited Partnership, which purchased additional Convertible Notes as described in Proposal 2 and was a holder of the 6.0% Convertible Notes, which were amended and replaced by the Convertible Notes. Scott Sandell is a director of the Company and is managing general partner of NEA.  See also the tables above for certain information regarding the beneficial ownership of shares of our Common Stock by Messrs. Doerr, Immelt and Sandell and Kleiner Perkins and NEA and their affiliated entities.

Stockholder Proposals and Nominations
Rule 14a-8 Stockholder Proposals
To be considered for inclusion in the proxy materials for the 2021 annual meeting of stockholders, stockholder proposals must be submitted in writing by December 3, 2020, to our Corporate Secretary at 4353 North First Street, San Jose, CA 95134, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act and our Bylaws.
Stockholder Nominations and Other Proposals
Our Bylaws provide that, in order for a stockholder to propose any matter (including nominations for directors) for consideration at the annual meeting that is not to be included in the Company’s proxy materials, such stockholder must deliver written notice to our Corporate Secretary no later than the close of business on the 90th day prior to the first anniversary of last annual meeting of stockholders, nor earlier than the close of business on the 120th day prior to the first anniversary of the last annual meeting of stockholders, with certain exceptions. Such notice must include all of information set forth in our Bylaws. For the 2021 annual meeting of stockholders, such nominations or proposal must be received no earlier than January 12, 2021 and no later than February 11, 2021.
Adjournment of the Special Meeting
In the event there are not sufficient votes to approve any proposal contained in this Proxy Statement at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies from holders of our Class A and Class B common stock. Proxies solicited by our Board grant discretionary authority to vote for any adjournment, if necessary. If it is necessary to adjourn the Special Meeting, and the adjournment is for a period of no more than 30 days and no new record date is fixed for the adjourned meeting, no notice of the time and place of the adjourned meeting is required to be given to the stockholders other than an announcement of the time and place at the Special Meeting. The chairman of the Special Meeting or a majority of the shares represented and voting at the Special Meeting is required to approve the adjournment, regardless of whether there is a quorum present at that meeting.
Other Matters
The Board of Directors does not intend to bring any other matters before the Special Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Special Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board of Directors.
Availability of Form 10-K and Annual Report to Stockholders
Copies of the Annual Report, which also contains our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (not including exhibits and documents incorporated by reference), are available without charge to stockholders upon written request to the Company at Bloom Energy Corporation, 4353 North First Street, San Jose, California 95134, Attention: Corporate Secretary, or by calling (408) 543-1500.

Where You Can Find More Information; Incorporation by Reference
The SEC maintains a website that contains reports, proxies and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website.
The SEC’s rules allow us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, an
d subsequent information that we file with the SEC will automatically update and supersede that information. Any statement contained in this Proxy Statement or a previously filed document incorporated by reference will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or a subsequently filed document incorporated by reference modifies or replaces that statement.
This Proxy Statement incorporates by reference the documents set forth below that have previously been filed with the SEC (but excluding any information in such documents that has been furnished to, rather than filed with, the SEC):
•	Our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 31, 2020.
•	Our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 2, 2020, as amended on April 9, 2020.
•	Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the SEC on May 11, 2020.
•	Our Current Reports on Form 8-K filed with the SEC on February 12, 2020, April 2, 2020 (at 19:01:58), April 2, 2020 (at 09:04:14) and April 9, 2020.
•
The description of our Class A common stock contained in our Registration Statement on Form 8-A (Registration No. 001-38598) filed with the Commission on July 18, 2018 under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), including any amendments or reports filed for the purpose of updating such description.

All reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the Special Meeting, including all such documents we may file with the SEC after the date of this Proxy Statement, but excluding any information furnished to, rather than filed with, the SEC, will also be incorporated by reference into this Proxy Statement and deemed to be part of this Proxy Statement from the date of the filing of such reports and documents.
You may request a free copy of any of the documents incorporated by reference in this Proxy Statement upon written request to the Company at Bloom Energy Corporation, 4353 North First Street, San Jose, California 95134, Attention: Corporate Secretary, or by calling (408) 543-1500. Exhibits to the filings will not be sent, however, unless those exhibits have specifically been incorporated by reference in this Proxy Statement.

By Order of the Board of Directors
Shawn M. Soderberg
Executive Vice President, General Counsel and Secretary
May 15, 2020

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 15, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/BE2020SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 15, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

NOTE: The proxies may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments, continuations or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000464009_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com

BLOOM ENERGY CORPORATION
Special Meeting of Stockholders
June 16, 2020 1:00 PM, PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) KR Sridhar and Shawn M. Soderberg, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of BLOOM ENERGY CORPORATION that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held live via webcast at www.virtualshareholdermeeting.com/BE2020SM, at 1:00 PM, PDT on June 16, 2020, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000464009_2 R1.0.1.18

Continued and to be signed on reverse side